UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 6, 2006
Spatializer Audio Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26460 (Commission File Number)	95-4484725 (IRS Employer Identification No.)

2625 Townsgate Road, Suite 330, Westlake Village, California 91361
(Address of principal executive offices)	(Zip Code)

2025 Gateway Place, Suite 365, San Jose, California 95110
(Address of principal corporate offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 453-4180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported, Henry R. Mandell, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary and a director of the Company gave notice that he was resigning from all positions held by him with the Company, other than as a director, Chairman and Secretary thereof, effective as of January 6, 2006. Effective as of January 6, 2006, the Company entered into an agreement with Mr. Mandell to continue his employment with the Company as Chairman and Secretary. Under the terms of that agreement, Mr. Mandell will continue to provide certain specified services to the Company, which services may be provided in person, by telephone, by email or otherwise as Mr. Mandell sees fit, such services to be rendered at such hours and/or on weekends as he may determine. Those services include without limitation supervising the preparation of the Company’s financial statements and records, reviewing and authorizing day to day disbursements, supervising all of the Company’s licensing and business activities, handling stockholder communications and serving as the contact person with the Company’s financial advisor in connection with, among others, the transactions described under item 8.01 below. He is permitted to accept other employment during the term of the agreement.
     As an incentive for Mr. Mandell to continue in the employ of the Company during the term of the agreement, and in consideration for the foregoing of certain severance pay to which he otherwise may have been entitled, the Company agreed to pay him a lump sum payment of $35,733.33, which amount was paid concurrently with the execution of the agreement. He will be entitled to a monthly salary of $5,000 during the term of the agreement, a bonus of $10,000 for his assistance in the preparation of the Company’s Form 10-K of the Company for the fiscal year ended December 31, 2005 and a separate bonus of $5,000 each for his assistance on each Form 10-Q upon which he assists for any quarterly period ending after December 31, 2005. Additionally, should the Company be sold or enter into certain specified extraordinary transactions during the term of the agreement, Mr. Mandell may be entitled to an additional bonus, not to exceed $150,000. During the term of the agreement, he will also be entitled to employee benefits and reimbursement of reasonable, actual and necessary business expenses.
     The agreement contains certain non-competition, non-solicitation and confidentiality provisions. The agreement terminated certain provisions of Mr. Mandell’s then existing employment agreement (including without limitation the compensation and severance pay obligations thereunder) but continued certain other provisions thereof (such as the proprietary information, confidentiality and other similar provisions thereunder).
     The agreement will terminate by its terms upon the earlier of the consummation of certain extraordinary transactions, the expiration, termination or non-renewal of the directors’ and officers’ insurance policy of the Company under which Mr. Mandell is covered as a director and officer of the Company and June 30, 2006. However, the Company may terminate Mr. Mandell’s employment at any time during the term and Mr. Mandell may voluntarily resign his employment at any time during such term.

     Item 8.01 Other Events.
     On January 10, 2006, the Company issued a press release regarding a potential auction, open to pre-qualified buyers, of the assets of the Company or the sale of an unlimited number of perpetual licenses of certain technology of the Company. Any such transaction will be subject to stockholder approval.
     Under the contemplated open auction process, potential buyers are expected to be invited to bid for the assets of the Company at a minimum bid of USD $2,000,000. It is anticipated that the assets will be sold on an “as-is/where is” basis. Simultaneously, the Company is expected to offer all interested parties the opportunity to acquire non-exclusive, royalty-free, irrevocable, perpetual licenses for a one-time fee of USD $750,000 each, which are absent of any representations, warranties, or ongoing support by the Company. Bids to purchase the assets of the Company and offers to acquire non-exclusive perpetual licenses are expected to be due by 11:59 P.M. Pacific Standard Time on February 15, 2006.
     The Board of Directors of the Company is then expected to review and analyze the bids and offers received and determine whether to proceed with a sale of assets or the grant of perpetual licenses. If the Board of Directors opts to accept an offer to acquire the assets, offers for the perpetual licenses will be void. If the Board of Directors opts to proceed with the grant of perpetual licenses, a separate open auction will be held for the residual assets of the Company without a minimum bid and will be limited to the participants in the initial asset auction and grant of licenses. There is no obligation on the part of the Company to accept any asset auction bids or offers to acquire licenses. The Company may abandon either or both of the foregoing and/or may change the terms thereof in its sole discretion. No assurance can be made that the Company will be successful in receiving bids for the assets of the Company or offers to acquire a perpetual licenses and no assurance can be given as to the terms of any such offers. Any transaction will be subject to execution and delivery of a definitive agreement.
     Should the Company decide to move forward with any such transactions, the Company will file a proxy statement relating thereto.
     A copy of the press release is being furnished herewith as Exhibit 99.1.
     Forward Looking Statements. The statements in this Form 8-K Current Report contain certain “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management’s current views and assumptions and information currently available to management. While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that the Company’s financial goals or the transactions described herein will be realized. Numerous uncertainties and risk factors may affect the Company’s actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of the Company. These uncertainties and risk factors include, but are not limited to, intense competition and pricing pressure, complete dependence on product shipments of third-party licensees and the timing and execution of their marketing plans, delay in revenue streams due to delays in new product development, fluctuating operating results and its effect on sustainable operations, the availability of additional capital, and other risks detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission.
     Item 9.01 Financial Statements and Exhibits
     (d)     99.1 Press release dated January 10, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
Date: January 12, 2006	By:	/s/ Henry R. Mandell
Henry R. Mandell
Chairman and Secretary